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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 12, 2002
                        (Date of earliest event reported)




                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)




                    Delaware                                        1-8606                              23-2259884
(State or other jurisdiction of incorporation)            (Commission File Number)         (I.R.S. Employer Identification No.)



 1095 Avenue of the Americas,
 New York, New York                                                                                      10036
 (Address of principal executive offices)                                                              (Zip Code)



       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 9.  Regulation FD Disclosure.

Set forth below are certification statements furnished to the Securities and Exchange Commission on August 12, 2002.




August 12, 2002

Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS.

I, Ivan G. Seidenberg, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Verizon Communications Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o    2001 Annual Report on Form 10-K of the Company;

     o all reports on Form 10-Q, all reports on Form 8-K of the Company and all definitive proxy materials filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


    /s/ Ivan G. Seidenberg
--------------------------
    Ivan G. Seidenberg
    President and Chief Executive Officer


Subscribed and sworn to before me this 12th day of August, 2002.

    /s/ Judy A. Michel
    --------------------
    Notary Public

    My Commission Expires: March 6, 2006




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August 12, 2002

Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS.

I, Doreen A. Toben, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Verizon Communications Inc. (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o    2001 Annual Report on Form 10-K of the Company;

     o all reports on Form 10-Q, all reports on Form 8-K of the Company and all definitive proxy materials filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.


    /s/ Doreen A. Toben
-----------------------
    Doreen A. Toben
    Executive Vice President and Chief Financial Officer


Subscribed and sworn to before me this 12th day of August, 2002.

    /s/ Judy A. Michel
    --------------------
    Notary Public

    My Commission Expires: March 6, 2006



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August 12, 2002

Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF VERIZON COMMUNICATIONS INC. FOR THE QUARTERLY PERIOD ENDING JUNE 30, 2002

I, Ivan G. Seidenberg, President and Chief Executive Officer of Verizon Communications Inc. (the "Company"), certify that:

         (1) the report of the Company on Form 10-Q for the quarterly period ending June 30, 2002 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.


     /s/ Ivan G. Seidenberg
---------------------------
    Ivan G. Seidenberg


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August 12, 2002

Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF VERIZON COMMUNICATIONS INC. FOR THE QUARTERLY PERIOD ENDING JUNE 30, 2002

I, Doreen A. Toben, Executive Vice President and Chief Financial Officer of Verizon Communications Inc. (the "Company"), certify that:

         (1) the report of the Company on Form 10-Q for the quarterly period ending June 30, 2002 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.


    /s/ Doreen A. Toben
-----------------------
    Doreen A. Toben


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             Verizon Communications Inc.
                                       ----------------------------------------
                                                    (Registrant)

Date:          August 12, 2002                   /s/ John F. Killian
          ------------------------     ----------------------------------------
                                       John F. Killian
                                       Senior Vice President and Controller